Exhibit 10.2

Tesoro Panama Company S.A.
c/o Arias, Fabrega & Fabrega
Attn: Ricardo Arango
Plaza 2000, 16th Floor, 50th Street
P.O. Box 0816-01098
Panama, Republic of Panama
Attn: Finance Department

Geneva, 18 October 2010

UNCOMMITED LETTER OF CREDIT FACILITY AGREEMENT
(“Agreement”)

Dear Sirs,
We are pleased to inform you that an uncommitted and secured revolver letter of credit facility (the "Facility") subject to a collateral pool (the “Collateral Pool” as defined in the Facility A Agreement, as defined below) in favour of Tesoro Panama Company, S.A. with registered office at c/o Arias, Fabrega & Fabrega, Plaza 2000, 16th Floor, 50th Street, Panama, Republic of Panama, a company validly and duly incorporated and existing under the laws of Panama has been approved by the credit committee of BNP Paribas (Suisse) SA, Geneva ("BNPP", "Leneder" or the "Bank").

The Facility is granted in connection with, and is subject to availability of, a credit facility made available by BNP Paribas New York Branch and other lenders (“Facility A”) pursuant to an Uncommitted Revolving Credit Agreement, dated as of the date hereof (the “Facility A Agreement”), executed by and among, inter alia, the Borrower and BNP Paribas New York Branch, as Administrative Agent. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings assigned to such terms in the Facility A Agreement.

Please find below an outline of the terms and conditions governing the Facility.

1. Borrower:    Tesoro Panama Company, S.A. (the "Borrower")

2. Lender:    BNP Paribas (Suisse) S.A.
3. Security Agents/    BNP Paribas (Suisse) S.A. and BNP Paribas New York Branch. BNP Paribas (Suisse)
Administrative Agent:    S.A. shall further serve as administrative agent for all current and future lenders hereunder.
The duties of the BNP Paribas New York Branch (in its capacity as a collateral agent) and the Bank (in its capacity as a collateral agent), collectively, the “Security Agents”, are set out in the Intercreditor Agreement (“Combined Facilities Intercreditor Agreement”) entered into by and between the Bank and BNP Paribas New York Branch for and on behalf of the Lenders under the Faciltiy A Agreement.

4. Facility Type:
Uncommitted, revolving, secured collateral pool credit facility.
It is understood that the Bank is under no obligation whatsoever to issue Documentary Credits or to countersign LOIs or to make Advances and retains the right at its sole and absolute discretion to accept or reject any drawing requested by the Borrower at its sole and absolute discretion, notwithstanding whether the Conditions Precedent and Subsequent (Annex 1) are fulfilled and whether or not an Event of Default has occurred.

5. Facility Purpose:
This Facility finances the purchase of Products by the Borrower from suppliers, destined for immediate resale or for transport to Panama, discharge into and storage in the storage facilities of Petroterminal de Panama and subsequent resale.

The Borrower intends to reimburse the Facility either:
(a) through drawings under Facility A; or
(b) the proceeds of receivables relating to the resale of Products.
The Facility is available through:
(c) the issuance of letters of credit and standby letters of credit (collectively "Documentary Credits") in favour of suppliers;
(d) countersignature of letters of indemnity ("LOI" as defined below) issued by the Borrower in favour of its buyers to which it sold Products or in favour of BNP Paribas New York Branch; and
"LOI" shall mean the undertaking made by the Borrower, countersigned by the Bank, in favour of either

(i)
a buyer to indemnify the same for all damages, losses and other costs such buyer may suffer arising from the fact that the Borrower is unable to timely deliver the relevant shipping documents to such buyer (the foregoing in order to induce the buyer to make payment for amounts due to the Borrower under the relevant sale contract); or

(ii)
BNP Paribas New York Branch to indemnify the same for all damages, losses and other costs BNP Paribas New York Branch may suffer arising from the fact that the Borrower is unable to deliver the relevant shipping documents to BNP Paribas New York Branch (the foregoing in order to induce BNP Paribas New York Branch to approve a corresponding drawing under Facility A as per Section 5(a) above)

The Bank will only countersign a LOI if the relevant shipping documents are subject to a Documentary Credit issued by the Bank and will be presented to the Bank by the beneficiary.

6. Facility Amount:
The aggregate amount in principal, interest and commission outstanding (“Outstanding Amount”) under the Facility may not exceed USD 150,000,000 (United States Dollars one hundred and fifty million), the amount being decided and set by the Bank at its entire discretion and subject to modification at any moment without specific prior written notification nor justification. Further, (A) the Outstanding Amount, taken together with all amounts outstanding with respect to Facility A, may not exceed the lesser of (i) $700,000,000, or (ii) the amount of the Collateral Pool, and (B) pursuant to Section 9(e) of the Combined Facilities Intercreditor Agreement, upon any change in the “Maximum Availability Amount” (as such term is defined in the Facility A Credit Agreement) under the Facility A Credit Agreement pursuant to Section 2.04(a) of the Facility A Credit Agreement, the availability hereunder shall be immediately and automatically amended to reflect a “Facility B Maximum Amount” (as such term is defined in the Facility A Credit Agreement) in accordance with Section 2.04(a) of the Facility A Credit, but in each case subject increases in the amount hereunder consented to and approved in accordance Section 2.04(b) of the Facility A Credit. Notwithstanding the foregoing, the availability hereunder shall not exceed $150,000,000 without the consent of the Bank.

To determine the Outstanding Amount hereunder:
(a) Documentary Credits are accounted for at the Banks net liability to the beneficiary, calculated on a daily basis (in particular owing to the impact of price fluctuation clauses contained in the Documentary Credit); and

(b)     LOI are accounted for at US$ 1 each.

7. Hedging	An appropriate hedging arrangement with BNP Paribas Commodity Futures, Inc will be

Arrangement:	entered into with respect to purchased Products as further specified in the Facility A Agreement.

8. Exchange of	The Borrower acknowledges and agrees that all drawings and reimbursements under

Information:	this Facility will be co-ordinated with Facility A Agreement.

The Borrower agrees that the Bank and BNP Paribas New York Branch may fully disclose and exchange any and all information and documentation in respect of this Facility and Facility A (including but not limited to the regular Collateral Pool Reports) and the Borrower releases the Bank and BNP Paribas New York Branch from all applicable banking secrecy and any other confidentiality obligations with respect to such mutual exchange of any information by the Bank and BNP Paribas New York Branch as contemplated by this Facility or Facility A.

9. Availability Period:	The Bank will not issue any Documentary Credit after the Expiration Date, unless extended by mutual agreement.

10. Conditions	Issuance of any Documentary Credit or countersignature of a LOI is subject to:
Precedent and

Subsequent:	(a) completion of the General and Specific Conditions Precedent as per Annex 1; and
(b)    delivery of a Collateral Pool Report evidencing that the Obligations (as defined in the Facility A Agreement) and all outstanding obligations hereunder (including contingent obligations) are not greater than the value of Collateral Pool.

11. Security	As defined in the Facility A Agreement and the security documents in Annex 1.
Agreements:

12. Security Package:
The Facility and Facility A shall be fully secured on a pari passu basis by a first priority perfected security interest (subject to Permitted Liens) granted under all applicable laws by the Borrower in favor of the Bank and the Collateral Agent for the benefit of the Facility A Lenders (and a pari passu security interest granted to the Facility A Lenders or any counterparty that is an affiliate of a Facility A Lender and has entered into interest rate and commodity swaps with the Borrower subject to individual and aggregate caps (each a “Swap Lender”)) in all the Borrower's present and future personal property (other than customary excluded property and as otherwise agreed) wherever located (collectively, the “Pledged Collateral”), including, but not limited to:

(1) cash located in bank accounts at BNP Paribas New York Branch :
(2) all accounts receivable of the Borrower relating to the re-sale of Products;
(3) all investment and hedging accounts (to be held at approved brokers and subject to tripartite agreements),
(4) all inventory of the Borrower, whether in storage or in transit
(5) all bills of lading to the order of or endorsed to the order of either Agent or other documents evidencing the storage of Products such as tank warrants;
(6) any machinery and equipment of the Borrower;
(7) all rights of the Borrower under letters of credit for which it acts as beneficiary;
(8) all contract rights of the Borrower;
(9) all cash proceeds of the sale or other liquidation of any of the above mentioned assets; and
(10) marked to market of over the counter hedging contracts.

The Borrower will be required under the transaction documents to maintain satisfactory insurance on all tangible Pledged Collateral and other assets with respect to which the Collateral Agent (BNP Paribas New York Branch, in such capacity) shall be listed as additional insured or loss payee.

The Facility A Lenders, the Bank and the Swap Lenders will also enter into an intercreditor agreement or agreements (collectively, the “Swap Lender Intercreditor Agreement”) governed by New York law for purposes of clarifying their respective rights with respect to the Pledged Collateral.

13. Repayment and	Amounts paid by the Bank under Documentary Credits or LOI are due for

Maturity:	reimbursement by the Borrower the same value day.

Should the Borrower not reimburse the same value (for example due to non-availability under Facility A), the Bank may at its full discretion agree to account amounts paid under the Documentary Credit as an advance (“Advance”) or insist on immediate reimbursement. If granted, such Advance is due for reimbursement no later than ten (10) Business Days after the day on which reimbursement was due as per the first paragraph of this section 12, or, if earlier on the Expiration Date.
Advances will be accounted as overdrafts (respectively as current account debt) and will bear interest at the one month Eurodollar Rate plus 2.75% per annum. Interest is compounded on quarterly basis (interest on interest). The same applies if the Bank refuses to grant an Advance and demands immediate reimbursement of amounts paid under Documentary Credits or LOI

14. Final Maturity:
The Banks' liabilities under all Documentary Credits must be reduced to zero (or cash collateral as determined by the Bank must be provided) and all Advances must be reimbursed latest on Expiration Date, unless extended.

15. Undertakings:	The Borrower undertakes:

(a)
not to create or permit to arise other than to the benefit of the Bank any security interest over any or all of the Products financed hereunder or over the receivables of its resale (unless expressly permitted under Facility A);

(b)	to inform the Bank if a Default or an Event of Default has occurred under Facility A;

(c)	to inform the Bank of any occurrence of which it becomes aware which would be reasonably likely to materially and adversely affect its ability to perform its obligations under this Agreement;

(d)	not, without the prior consent of the Bank enter into any material amendment or other material change in any of the Security Agreements;

(e)
to provide sufficient cash collateral (up to the amount of the excess), within one (1) Business Day after demand by the Bank, should the Outstanding Amount exceed the availability limits set forth in Section 6 above.

16. Event of Default:	If:

(a)	any amount due under the Agreement is not paid at its maturity; or

(b)	the Borrower breaches any material obligation hereunder or contained in any Security Agreement; or

(c)	any material provision of this Agreement and in the Security Agreements is or becomes invalid, illegal or unenforceable in any respect under the law of any applicable jurisdiction; or

(d)	the Borrower fails to provide any documents listed in the section Condition Subsequent upon reasonable request from the Bank; or
(e) an Event of Default has occurred under the Facility A Agreement;

then
(1) the Borrower shall:
- procure that the liabilities and obligations of the Bank under all Documentary Credits and LOI are immediately reduced to zero and/or provide cash collateral within 1 Business Day from the receipt of the written demand in an amount specified by the Bank (up to the aggregate Face Amount of the Documentary Credits and LOI then outstanding);

- immediately reimburse all Advances (in principal, interest and commissions); and

and (2) the Bank shall be entitled to enforce its rights over the shipping documents (and apply the proceeds of such per the terms of the Combined Facilities Intercreditor Agreement and the Swap Lender Intercreditor Agreement to the outstanding amounts under this Facility and Facility A).

In the event that any Advance is not repaid when due, or in the event that any other amount payable hereunder is not paid within 5 days following the Bank's request, then the Bank has the right to claim from the Borrower in addition to the interest stipulated in Section 13 hereof a penalty interest on such amounts outstanding from time to time at a rate of 2% per annum.

17. Sub-participation	The Bank may, without the consent of the Borrower, enter into risk participation

and Assignment:	arrangements, and/or grant a sub-participation to certain banks (“Participants”) in respect of this Facility.

The Bank will disclose to the Borrower the identity of each Participant and its share in the Facility.

The Borrower acknowledges that each issuance of a Documentary Credit or countersignature of LOI may be subject to prior approval of all such Participants, and accordingly such issuance may only occur at the earliest 24 hours (during business hours) after delivery of a suitable request for the Documentary Credit or LOI (as determined by the Bank) to such Participants. Equally the granting of an Advance may be subject to approval by such Participants.

The Bank may, with the consent of the Borrower in the event an Event of Default has not occurred and is continuing, assign all or any of its rights and benefits under the Facility, or transfer all or any of its rights, benefits and obligations under the Facility to any other person or insure its risks under the Facility.

The Bank may, without the consent of the Borrower in the event an Event of Default has occurred and is continuing assign all or any of its rights and benefits under the Facility or transfer all or any of its rights, benefits and obligations under the Facility to any other person or insure its risks under the Facility.

For the above purposes, the Bank (and BNP Paribas New York Branch) may fully disclose and exchange any and all information and documentation in respect of this Facility and Facility A (including but not limited to the regular Collateral Pool Reports under Facility A) with potential Participants and assignees and the Borrower releases the Bank and BNP Paribas New York Branch from all applicable banking secrecy and any other confidentiality obligations as relating to such disclosures and exchanges with prospective participants and assignees.

18. Indemnification:
The Borrower shall pay the Bank, on the Bank's demand, all reasonable legal fees and out-of-pocket expenses incurred by the Bank in connection with the preparation, negotiation and execution of this Agreement, any Security Agreement or any risk participation arrangement and related legal opinion.

The Borrower hereby agrees to indemnify and hold harmless the Bank for all costs and out-of-pocket expenses including, without limitation, reasonable legal fees, related disbursements, which it may incur in contemplation of, or in connection with, the enforcement of, preservation of its rights under this Agreement or any Security Agreement as a result of any breach by the Borrower of any representation, warranty or other obligation under this Agreement or under any Security Agreement.
The Borrower shall pay the Bank, on the Bank's demand, all reasonable legal fees and out-of-pocket expenses incurred by the Bank in connection with any amendment or supplement to this Agreement or any Security Agreement or risk participation arrangement.

19. Tax Gross up Clause:
Any payment to be made to the Bank hereunder shall be made free and clear of and without deduction or withholding for or on account of taxes. If at any time the Borrower is required to make any deduction or withholding in respect of taxes from any payment to be made hereunder, the Borrower shall pay such additional amounts as may be necessary to ensure that, after the making of such deduction or withholding, the Bank receives on the due date for such payment a net sum equal to the sum it would have received had no such deduction or withholding been made, unless such taxes are attributable to the Bank's failure to deliver proper tax forms that would reduce or eliminate such taxes.

Without prejudice to the preceding provisions, if the Bank is required by law to make any payment on account of tax (not being any tax on the overall net income of its principal or lending office for this Agreement, any tax imposed by the Bank's jurisdiction of organization or applicable lending office, or any branch profits taxes) on, or in relation to, any sum received or to be received hereunder by the Bank, the Borrower will upon demand of the Bank, indemnify it against such tax.

20. Representation	Borrower hereby represents and warrants that:
and Warranties:

(a)
it is a company legally incorporated and validly existing under the laws of Panama and has all requisite power and authority to own assets and to conduct its operations in the manner in which they are currently owned and conducted;

(b)
it has all necessary corporate power and authority to execute, deliver and perform its obligations under this Agreement and under the Security Agreements, the execution, delivery and performance by the Borrower under this Agreement and under the Security Agreements has been authorized by all necessary corporate action on its part; and this Agreement and the Security Agreements have been duly and validly executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms;

(c)	there is no legal action pending or, to the best of its knowledge, threatened against it, which might materially affect its ability to fulfil any of its obligations hereunder;

(d)	it has not withheld documents or information that may materially alter the Bank's appraisal of the risks related to the transaction contemplated hereby; and

(e)	each of the representations and warranties set out in this section shall be deemed to be repeated on each date on which the issuance of a Documentary Credit or the granting of an Advance is requested and shall be deemed to be continuously made as long as all amounts due by the Borrower to the Bank pursuant hereto have not been paid or repaid in full;
The accuracy of the representations and warranties set out in this section is a condition precedent to the Bank's obligations hereunder.

21. Invalidity:
If at any time any provision of this Agreement is or becomes invalid, illegal or unenforceable in any respect under the law of any jurisdiction, neither the validity, legality and enforceability of the remaining provisions nor the validity, legality or enforceability of such provision under the law of any other jurisdiction shall in any way be affected or impaired thereby.

22. Pricing:	As per Annex 2.

23. Communication:
Each communication to be made hereunder shall be made in writing but, unless otherwise stated, may be made by registered letter with a copy by telefax. Any communication or document to be made or delivered by one person to another pursuant to this Agreement shall be made or delivered to that other person at the address identified below and shall be deemed to have been made or delivered when (in the case of any communication made by telefax) the addressee's answerback is received by the sender following dispatch is not a business day in the country of the addressee it shall be deemed to have been delivered at the commencement of business on the next business day or (in the case of any communication made by letter) when left at that address whether in the course of the post or otherwise;

Addresses:
BNP Paribas (Suisse), attn. M Bernard Le Goff, 2 Place de Holland, 1204 Genève, Tel. [ ] , Fax: [ ]

Tesoro Panama Company, S.A.

19100 Ridgewood Parkway
San Antonio, Texas 78259
Attn: Finance Department

Each communication and document made or delivered by one party to another pursuant to this Agreement shall be in the English language.

24. Amendments:
All amendments to this Agreement shall be in writing. No amendment, waiver or consent shall, unless in writing and signed by the Facility A Agent, result in a Prohibited Amendment (as defined in the Combined Facilities Intercreditor Agreement).

25. Governing Law	This Facility is governed by and construed in accordance with Swiss law.
and Jurisdiction
The exclusive jurisdiction shall be the courts of the canton of Geneva, Switzerland, provided that the Bank may at its discretion bring proceedings before any United States federal court located in the State of New York.

The Borrower herewith appoints Multifiduciaire Genève SA, Carrefour de Rive 1, Case postale 3369, 1211 Genève 3 Switzerland, Attn: Rachel Chieffo, (Tél: 022 / 718 41 19, Fax: 022 / 786 58 90), as its process agent (Zustellungsbevollmächtigter) in Switzerland (the “Swiss Process Agent”) for all communication from any courts and insolvency officials in relation to any and all legal and/or enforcement proceedings arising out of or in connection with this Agreement. Furthermore, the Borrower undertakes to immediately appoint a successor Swiss Process Agent in case of a resignation of the Swiss Process Agent, it being understood and agreed that a resignation of the Swiss Process Agent may only become effective upon due appointment of a successor Swiss Process Agent.

Please note that the above mentioned terms and conditions serve strictly as guidelines and are subject at any time to modification without prior notice.
Because the Facility is uncommitted, the decision to issue any Documentary Credit or LOI or to make any Advance hereunder at any time shall be in the sole and absolute discretion of the Bank, and the Bank shall have no obligation whatsoever at any time to make any Advance or issue any letter of credit.
The Bank may decline to issue any Documentary Credit or LOI or to make any Advance at any time for any reason whatsoever without there being the need for the Bank to justify such refusal. Accordingly, the Borrower hereby covenants and agrees that it will not at any time rely on the availability of a Documentary Credit or an LOI or an Advance under the Facility. Equally, the Borrower will not rely on a clean track record of fully approved drawing requests.
In addition, any other relevant documentation signed by the Borrower shall be applicable to the Facility.
We kindly ask you to acknowledge receipt of the present letter and your agreement with the terms and conditions of the Facility by signing and returning to us the enclosed copy.
We look forward to developing our relationship with your company and are available for any further information you may require.
This Agreement may be executed in any number of counterparts, and this has the same effect as if the signatures on the counterparts were on a single copy.
Meanwhile, we remain,
Yours sincerely,
BNP PARIBAS (SUISSE) SA, as Lender,
as Administrative Agent, and as Collateral Agent

Date:
/s/ B. LE GOFF                 /s/HABEGGER DANIEL
Name: B. Le Goff                Name: Habegger Daniel
Title: Executive Officer            Title: Executive Officer

Annexes:

Annexe 1:	Conditions Precedent
Annexe 2:	Pricing

We agree to the foregoing
For and on behalf of Tesoro Panama Company, S.A.:

Date:
/s/ G. SCOTT SPENDLOVE
Name: G. Scott Spendlove
Title: SPV, Chief Financial Officer & Treasurer

We acknowledge and agree for purposes of Sections 8 (“Exchange of Information”) and 17 (“Sub-participation and Assignment”):

For and on behalf of BNP Paribas, New York Branch:

Date: 10/5/10
/s/ MATTHEW L. ROSETTI                 /s/ KEITH COX_________________
Name: Matthew L. Rosetti                Name: Keith Cox
Title: Vice President                    Title: Managing Director

Annex 1
Conditions Precedent
[see separate document]

Annex 2

Pricing

AS PER FACILITY A]

Annex 1

Conditions Precedent

1.	General Condition Precedent:
Receipt of the following documents, all duly signed (original copies, or photocopies, if indicated below), of continued validity and in form and content satisfactory to the Bank at its full and undisturbed discretion:

(a)	The Bank's standard limited waiver on the banking secrecy;

(b)	Open Marine Cargo Insurance Policy naming BNP Paribas New York Branch as loss payee or co-insured (copy);

(c)	The following legal opinions each in form and substance satisfactory to the Bank:

(i)
Opinions of special New York and Panama counsel to the Borrower including as to, (A) enforceability of the New York loan documents under the laws of the State of New York, (B) the perfection or establishment of priority of security interests in the Borrower's assets under applicable law (including without limitation the laws of the United States and the Republic of Panama), and (C) the waiver of immunities, the submission to jurisdiction to New York State and Federal Courts of the United States, respectively to the Courts of Geneva and the appointment of an agent for service of process contained in the loan documents are irrevocably binding on the Borrower under the laws of the Republic of Panama;

(ii)
Opinions of the Bank's Swiss Counsel as to enforceability of the loan documents under the laws of Switzerland and the perfection or establishment of priority of security interests in the Borrower's assets under the laws of Switzerland;

(iii)
Opinions of the Bank's UK Counsel as to enforceability of the loan documents under the laws of the United Kingdom and the perfection or establishment of priority of security interests in the Borrower's assets under the laws of the United Kingdom; and

(iv)
any other legal opinions reasonably requested by the Bank or its counsel, each addressed to the Bank and in form and substance acceptable to the Bank and its counsel. [Note: the foregoing changes are intended to conform to the language concerning legal opinions in Section 6.01(d) of the Facility A Agreement.]

(d)	Borrower's Free Zone User Certificate (copy);

(e)	Appropriate storage insurance policies over the Products while in storage with PTP naming BNP Paribas New York Branch as loss payee and /or co-insured (copy);

DA-3142105 v3

(f)	Appropriate environmental insurance policies naming BNP Paribas New York Branch as co-insured (copy);

(g)	Availability of Facility A;

(h)	No Default or Event of Default has occurred under Facility A; and

(i)	Any other document the Bank may require from time to time at its full and undisturbed discretion.

2.	Specific Condition Precedent: Receipt of the following documents, all duly signed, of continued validity and in form and content satisfactory to the Bank at its full and undisturbed discretion:

(a)
Suitable text for the Documentary Credit (drawable against presentation of at least full set of bills of lading issued or endorsed to the order of the Bank (copies in case of a standby letter of credit) and commercial invoice) in form and substance satisfactory to the Bank or for the LOI; and

(b)	Any other document the Bank may require from time to time at its full and undisturbed discretion.

Tesoro Panama Company S.A.
c/o Arias, Fabrega & Fabrega
Attn: Ricardo Arango
Plaza 2000, 16th Floor, 50th Street
P.O. Box 0816-01098
Panama, Republic of Panama
Attn: Finance Department

Geneva, 4 February 2010

Amendment no 1 to the
UNCOMMITED LETTER OF CREDIT FACILITY AGREEMENT
(“Amendment no 1”)

Dear Sirs,
We refer to the Uncommitted Letter of Credit Facility Agreement, dated 18 October 2010 (“Agreement”), and to our discussions to amend the same. Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

Please find below an overview of the agreed to amendments.

1. New Clause 16:

Clause 16 of the Agreement is hereby deleted and replaced in its entirety by the following:

“16. Event of Default:    If:

(a)	any amount due under this Agreement is not paid at its maturity; or

(b)	the Borrower breaches any material obligation hereunder or contained in any Security Agreement; or

(c)	any material provision of this Agreement and in the Security Agreements is or becomes invalid, illegal or unenforceable in any respect under the law of any applicable jurisdiction; or

(d)	the Borrower fails to provide any documents listed in the section Condition Subsequent upon reasonable request from the Bank; or

(e)	an Event of Default has occurred under the Facility A Agreement; or

(f)
Any representation or warranty by the Borrower made or deemed made herein or which is contained in any certificate or document prepared by the Borrower (including any Collateral Pool Report or schedule or attachment thereto), is false or misleading in any material respect on or as of the date made or deemed made;

then
(1) the Borrower shall:

-
procure that the liabilities and obligations of the Bank under all Documentary Credits and LOI are immediately reduced to zero and/or provide cash collateral within 1 Business Day from the receipt of the written demand in an amount specified by the Bank (up to the aggregate Face Amount of the Documentary Credits and LOI then outstanding);

-	immediately reimburse all Advances (in principal, interest and commissions); and

and (2) the Bank shall be entitled to enforce its rights over the shipping documents (and apply the proceeds of such per the terms of the Combined Facilities Intercreditor Agreement and the Swap Lender Intercreditor Agreement to the outstanding amounts under this Facility and Facility A).

In the event that any Advance is not repaid when due, or in the event that any other amount payable hereunder is not paid within 5 days following the Bank's request, then the Bank has the right to claim from the Borrower in addition to the interest stipulated in Section 13 hereof a penalty interest on such amounts outstanding from time to time at a rate of 2% per annum.”

2. New Annex 1
The Agreement is further amended by deleting Annex 1 thereto in its entirety and replacing the same with Annex 1 attached to this Amendment no 1.

3. Other terms and conditions of the Agreement
Except as expressly modified by this Amendment no 1, the terms and provisions set forth in the Agreement remain unchanged and in full force and effect.

4. Applicable Law and Jurisdiction
The Facility, the Agreement and this Amendment no 1 are governed by and construed in accordance with Swiss law.
The exclusive jurisdiction shall be the courts of the canton of Geneva, Switzerland, provided that the Bank may at its discretion bring proceedings before any United States federal court located in the State of New York.

Multifiduciaire Genève SA, Carrefour de Rive 1, Case postale 3369, 1211 Genève 3 Switzerland, Attn: Rachel Chieffo, (Tél: 022 / 718 41 19, Fax: 022 / 786 58 90), continues to act as the Borrower's process agent (Zustellungsbevollmächtigter) in Switzerland (the “Swiss Process Agent”) for all communication from any courts and insolvency officials in relation to any and all legal and/or enforcement proceedings arising out of or in connection with this Agreement and Amendment no1. Furthermore, the Borrower undertakes to immediately appoint a successor Swiss Process Agent in case of a resignation of the Swiss Process Agent, it being understood and agreed that a resignation of the Swiss Process Agent may only become effective upon due appointment of a successor Swiss Process Agent.

We kindly ask you to confirm you agreement with this Amendment no 1 and the terms and provisions set forth herein by signing and returning to us the enclosed copy of the same.
This Amendment no 1 may be executed in any number of counterparts, and this has the same effect as if the signatures on such counterparts were on a single instrument.

Meanwhile, we remain,
Yours sincerely,
BNP PARIBAS (SUISSE) SA, as Lender,
as Administrative Agent, and as Collateral Agent

/s/ B. LE GOFF         /s/HABEGGER DANIEL
Name: B. Le Goff        Name: Habegger Daniel
Title: Executive Officer        Title: Executive Officer

Annexes:

Annexe 1:	Conditions Precedent

We agree to the foregoing
For and on behalf of Tesoro Panama Company, S.A.:

Date:
/s/ G. SCOTT SPENDLOVE____________________
Name: G. Scott Spendlove
Title: SVP, Chief Financial Officer

We acknowledge:

For and on behalf of BNP Paribas, New York Branch:

Date:
/s/ MATTHEW ROSETTI                 /s/ AC MATHIOT
Name: M. Rosetti                    Name: AC Mathiot
Title: VP                        Title: Managing Director

Annex 1
Conditions Precedent
1.    General Condition Precedent:

Receipt of the following documents, all duly signed (original copies, or photocopies, if indicated below), of continued validity and in form and content satisfactory to the Bank at its full and undisturbed discretion:

(a)	The Bank's standard limited waiver on the banking secrecy;

(b)	Open Marine Cargo Insurance Policy naming BNP Paribas New York Branch as loss payee or co-insured (copy);

(c)	The following legal opinions each in form and substance satisfactory to the Bank:

(i)
Opinions of special New York and Panama counsel to the Borrower including as to, (A) enforceability of the New York loan documents under the laws of the State of New York, (B) the perfection or establishment of priority of security interests in the Borrower's assets under applicable law (including without limitation the laws of the United States and the Republic of Panama), and (C) the waiver of immunities, the submission to jurisdiction to New York State and Federal Courts of the United States, respectively to the Courts of Geneva and the appointment of an agent for service of process contained in the loan documents are irrevocably binding on the Borrower under the laws of the Republic of Panama;

(ii)
Opinions of the Bank's Swiss Counsel as to enforceability of the loan documents under the laws of Switzerland and the perfection or establishment of priority of security interests in the Borrower's assets under the laws of Switzerland;

(iii)
Opinions of the Bank's UK Counsel as to enforceability of the loan documents under the laws of the United Kingdom and the perfection or establishment of priority of security interests in the Borrower's assets under the laws of the United Kingdom; and

(iv)
any other legal opinions reasonably requested by the Bank or its counsel, each addressed to the Bank and in form and substance acceptable to the Bank and its counsel. [Note: the foregoing changes are intended to conform to the language concerning legal opinions in Section 6.01(d) of the Facility A Agreement.]

(d)	Borrower's Free Zone User Certificate (copy);

(e)	Appropriate storage insurance policies over the Products while in storage with PTP naming BNP Paribas New York Branch as loss payee and /or co-insured (copy);

DA-3142105 v3

(f)	Appropriate environmental insurance policies naming BNP Paribas New York Branch as co-insured (copy);

(g)	Availability of Facility A;

(h)	No Default or Event of Default has occurred under Facility A;

(i)	Any other document the Bank may require from time to time at its full and undisturbed discretion; and

(j)	New York law governed Security Agreement dated 18 October 2010 between the Bank and the Borrower

2.	Specific Condition Precedent: Receipt of the following documents, all duly signed, of continued validity and in form and content satisfactory to the Bank at its full and undisturbed discretion:

(a)
Suitable text for the Documentary Credit (drawable against presentation of at least full set of bills of lading issued or endorsed to the order of the Bank (copies in case of a standby letter of credit) and commercial invoice) in form and substance satisfactory to the Bank or for the LOI; and

(b)	Any other document the Bank may require from time to time at its full and undisturbed discretion.

Execution Copy

Tesoro Panama Company S.A.
c/o Arias, Fabrega & Fabrega
Attn: Ricardo Arango
Plaza 2000, 16th Floor, 50th Street
P.O. Box 0816-01098
Panama, Republic of Panama
Attn: Finance Department

Geneva, 18 May 2011

Amendment no 2 to the
UNCOMMITED LETTER OF CREDIT FACILITY AGREEMENT
(“Amendment no 2”)

Dear Sirs,
We refer to the Uncommitted Letter of Credit Facility Agreement, dated 18 October 2010 (“Agreement”) and Amendment no 1 dated 4 February 2011 (“Amendment no 1”). Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement.

Please find below an overview of the agreed to amendments.

1. New Clauses 4, 5, 6, 9, 10, 13, 14, 16 and 17

Clauses 4, 5, 6, 9, 10, 13, 14, 16 and 17 of the Agreement (as amended by Amendment no 1) is hereby deleted and replaced in its entirety by the following:

4. Facility Type:
Uncommitted, revolving, secured collateral pool credit facility.

It is understood that the Bank is under no obligation whatsoever to issue Documentary Credits or to countersign LOIs or to make Cash Advances or Advances and retains the right at its sole and absolute discretion to accept or reject any drawing requested by the Borrower at its sole and absolute discretion, notwithstanding whether the Conditions Precedent and Subsequent (Annex 1) are fulfilled and whether or not an Event of Default has occurred.

5. Facility Purpose:
This Facility finances the purchase of Products by the Borrower from suppliers, destined for immediate resale or for transport to Panama, discharge into and storage in the storage facilities of Petroterminal de Panama and subsequent resale.

The Borrower intends to reimburse the Facility either:
(a) through drawings under Facility A; or
(b) the proceeds of receivables relating to the resale of Products.
The Facility is available through:
(c) the issuance of letters of credit and standby letters of credit (collectively “Documentary Credits”) in favour of suppliers;
(d) countersignature of letters of indemnity (“LOI” as defined below) issued by the Borrower in favour of its buyers to which it sold Products or in favour of BNP Paribas New York Branch;

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“LOI” shall mean the undertaking made by the Borrower, countersigned by the Bank, in favour of either
(i) a buyer to indemnify the same for all damages, losses and other costs such buyer may suffer arising from the fact that the Borrower is unable to timely deliver the relevant shipping documents to such buyer (the foregoing in order to induce the buyer to make payment for amounts due to the Borrower under the relevant sale contract); or
(ii) BNP Paribas New York Branch to indemnify the same for all damages, losses and other costs BNP Paribas New York Branch may suffer arising from the fact that the Borrower is unable to deliver the relevant shipping documents to BNP Paribas New York Branch (the foregoing in order to induce BNP Paribas New York Branch to approve a corresponding drawing under Facility A as per Section 5(a) above)
The Bank will only countersign a LOI if the relevant shipping documents are subject to a Documentary Credit issued by the Bank and will be presented to the Bank by the beneficiary.

(e) the disbursement of advances in cash (“Cash Advances”) paid directly to the suppliers.

6. Facility Amount:
The aggregate amount in principal, interest and commission outstanding (“Outstanding Amount”) under the Facility may not exceed USD 150,000,000 (United States Dollars one hundred and fifty million), the amount being decided and set by the Bank at its entire discretion and subject to modification at any moment without specific prior written notification nor justification. Further, (A) the Outstanding Amount, taken together with all amounts outstanding with respect to Facility A, may not exceed the lesser of (i) $700,000,000, or (ii) the amount of the Collateral Pool, and (B) pursuant to Section 9(e) of the Combined Facilities Intercreditor Agreement, upon any change in the “Maximum Availability Amount” (as such term is defined in the Facility A Credit Agreement) under the Facility A Credit Agreement pursuant to Section 2.04(a) of the Facility A Credit Agreement, the availability hereunder shall be immediately and automatically amended to reflect a “Facility B Maximum Amount” (as such term is defined in the Facility A Credit Agreement) in accordance with Section 2.04(a) of the Facility A Credit, but in each case subject increases in the amount hereunder consented to and approved in accordance Section 2.04(b) of the Facility A Credit. Notwithstanding the foregoing, the availability hereunder shall not exceed $150,000,000 without the consent of the Bank.

To determine the Outstanding Amount hereunder:
(a) Documentary Credits are accounted for at the Banks net liability to the beneficiary, calculated on a daily basis (in particular owing to the impact of price fluctuation clauses contained in the Documentary Credit);
(b) LOI are accounted for at US$ 1 each;

(c)	Cash Advances are accounted for at the amount disbursed (plus accrued interest)

(d)	Advances are accounted for at the amount paid by the Bank to the beneficiary of the Documentary Credit or LOI.

9. Availability Period:	The Bank will not issue any Documentary Credit or LOI or disburse any Cash Advance after the Expiration Date, unless extended by mutual agreement.

10. Conditions         Issuance of any Documentary Credit or countersignature of a LOI or disbursement of any
Precedent and         of any Cash Advance is subject to:
Subsequent:
(a) completion of the General and Specific Conditions Precedent as per Annex 1;

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and;
(b) delivery of a Collateral Pool Report evidencing that the Obligations (as defined in the Facility A Agreement) and all outstanding obligations hereunder (including contingent obligations) are not greater than the value of Collateral Pool.

13. Repayment and     Amounts paid by the Bank under Documentary Credits or LOI are due for reimbursement by the Borrower the same value day.
Maturity:

Should the Borrower not reimburse the same value (for example due to non-availability under Facility A), the Bank may at its full discretion agree to account amounts paid under the Documentary Credit as an advance (“Advance”) or insist on immediate reimbursement. If granted, such Advance is due for reimbursement no later than ten (10) Business Days after the day on which reimbursement was due as per the first paragraph of this section 13, or, if earlier on the Expiration Date.

Cash Advances (and interest accrued) are due for reimbursement 45 days after disbursement.

Advances and Cash Advances will be accounted as overdrafts (respectively as current account debt) and will bear interest at the one month Eurodollar Rate plus 2.75% per annum. Interest is compounded on quarterly basis (interest on interest). The same applies if the Bank refuses to grant an Advance and demands immediate reimbursement of amounts paid under Documentary Credits or LOI.

14. Final Maturity:
The Banks' liabilities under all Documentary Credits and LOI must be reduced to zero (or cash collateral as determined by the Bank must be provided) and all Advances and Cash Advances must be reimbursed latest on Expiration Date, unless extended.

16. Event of Default:    If:
(a) any amount due under this Agreement is not paid at its maturity; or
(b) the Borrower breaches any material obligation hereunder or contained in any Security Agreement; or
(c) any material provision of this Agreement and in the Security Agreements is or becomes invalid, illegal or unenforceable in any respect under the law of any applicable jurisdiction; or
(d) the Borrower fails to provide any documents listed in the section Condition Subsequent upon reasonable request from the Bank; or
(e) an Event of Default has occurred under the Facility A Agreement; or
(f) Any representation or warranty by the Borrower made or deemed made herein or which is contained in any certificate or document prepared by the Borrower (including any Collateral Pool Report or schedule or attachment thereto), is false or misleading in any material respect on or as of the date made or deemed made;
then
(1) the Borrower shall:

- procure that the liabilities and obligations of the Bank under all Documentary Credits and LOI are immediately reduced to zero and/or provide cash collateral within 1 Business Day from the receipt of the written demand in an amount specified by the Bank (up to the aggregate Face Amount of the Documentary Credits and LOI then outstanding);

-	immediately reimburse all Advances and Cash Advances (in principal, interest and commissions); and

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and (2) the Bank shall be entitled to enforce its rights over the shipping documents (and apply the proceeds of such per the terms of the Combined Facilities Intercreditor Agreement and the Swap Lender Intercreditor Agreement to the outstanding amounts under this Facility and Facility A).

In the event that any Advance or Cash Advance is not repaid when due, or in the event that any other amount payable hereunder is not paid within 5 days following the Bank's request, then the Bank has the right to claim from the Borrower in addition to the interest stipulated in Section 13 hereof a penalty interest on such amounts outstanding from time to time at a rate of 2% per annum.”

17. Sub-participation    The Bank may, without the consent of the Borrower, enter into risk participation

and Assignment:	arrangements, and/or grant a sub-participation to certain banks (“Participants”) in respect of this Facility.

The Bank will disclose to the Borrower the identity of each Participant and its share in the Facility.

The Borrower acknowledges that each issuance of a Documentary Credit or LOI or countersignature of LOI may be subject to prior approval of all such Participants, and accordingly such issuance may only occur at the earliest 24 hours (during business hours) after delivery of a suitable request for the Documentary Credit (as determined by the Bank) to such Participants. Equally the granting of a Cash Advance or of an Advance may be subject to approval by such Participants.

The Bank may, with the consent of the Borrower in the event an Event of Default has not occurred and is continuing, assign all or any of its rights and benefits under the Facility, or transfer all or any of its rights, benefits and obligations under the Facility to any other person or insure its risks under the Facility.

The Bank may, without the consent of the Borrower in the event an Event of Default has occurred and is continuing assign all or any of its rights and benefits under the Facility or transfer all or any of its rights, benefits and obligations under the Facility to any other person or insure its risks under the Facility.

For the above purposes, the Bank (and BNP Paribas New York Branch) may fully disclose and exchange any and all information and documentation in respect of this Facility and Facility A (including but not limited to the regular Collateral Pool Reports under Facility A) with potential Participants and assignees and the Borrower releases the Bank and BNP Paribas New York Branch from all applicable banking secrecy and any other confidentiality obligations as relating to such disclosures and exchanges with prospective participants and assignees.

2. Other terms and conditions of the Agreement and Amendment no 1
Except as expressly modified by this Amendment no 2, the terms and provisions set forth in the Agreement and Amendment no 1 remain unchanged and in full force and effect..

3. Applicable Law and Jurisdiction
The Facility, the Agreement, Amendment no 1 and this Amendment no 2 are governed by and construed in accordance with Swiss law.
The exclusive jurisdiction shall be the courts of the canton of Geneva, Switzerland, provided that the Bank may at its discretion bring proceedings before any United States federal court located in the State of New York.

Execution Copy

Multifiduciaire Genève SA, Carrefour de Rive 1, Case postale 3369, 1211 Genève 3 Switzerland, Attn: Rachel Chieffo, (Tél: 022 / 718 41 19, Fax: 022 / 786 58 90), continues to act as the Borrower's process agent (Zustellungsbevollmächtigter) in Switzerland (the “Swiss Process Agent”) for all communication from any courts and insolvency officials in relation to any and all legal and/or enforcement proceedings arising out of or in connection with this Agreement, Amendment no1 and Amendment no 2. Furthermore, the Borrower undertakes to immediately appoint a successor Swiss Process Agent in case of a resignation of the Swiss Process Agent, it being understood and agreed that a resignation of the Swiss Process Agent may only become effective upon due appointment of a successor Swiss Process Agent.

The Bank may decline to issue any Documentary Credit or LOI or to make any Cash Advance or Advance at any time for any reason whatsoever without there being the need for the Bank to justify such refusal. Accordingly, the Borrower hereby covenants and agrees that it will not at any time rely on the availability of a Documentary Credit or LOI or a Cash Advance or Advance under the Facility. Equally, the Borrower will not rely on a clean track record of fully approved drawing requests.

We kindly ask you to confirm you agreement with this Amendment no 2 and the terms and provisions set forth herein by signing and returning to us the enclosed copy of the same.
This Amendment no 2 may be executed in any number of counterparts, and this has the same effect as if the signatures on such counterparts were on a single instrument.
Meanwhile, we remain,
Yours sincerely,
BNP PARIBAS (SUISSE) SA, as Lender,
as Administrative Agent, and as Collateral Agent

/s/ B. LE GOFF         /s/ DANIEL HABEGGER
Name: Bernard Le Goff        Name: Daniel Habegger
Title: Executive Officer        Title: Executive Officer

We agree to the foregoing
For and on behalf of Tesoro Panama Company, S.A.:

Date:
/s/ TRACY D. JACKSON
Name:
Title:

We acknowledge:

For and on behalf of BNP Paribas, New York Branch:

Date:
_____________________                        _____________________
Name:                                    Name:
Title:                                    Title:

Execution Copy

Tesoro Panama Company S.A.
c/o Arias, Fabrega & Fabrega
Attn: Ricardo Arango
Plaza 2000, 16th Floor, 50th Street
P.O. Box 0816-01098
Panama, Republic of Panama
Attn: Finance Department

Geneva, 11 October 2011

Amendment no 3 to the
UNCOMMITED LETTER OF CREDIT FACILITY AGREEMENT
(“Amendment no 3”)

Dear Sirs,
We refer to (i) the Uncommitted Letter of Credit Facility Agreement, dated 18 October 2010 (“Agreement”), Amendment no 1 dated 4 February 2011 (“Amendment no 1”) and Amendment no 2 dated 18 May 2011 (“Amendment no 2) and (ii) the Amended and Restated Uncommited Revolving Credit Agreement dated as of 11 October 2011 (“Amended and Restated Facilty A Agreement”) by and among Tesoro Panama Company S.A., BNP Paribas, as Administrative Agent and the other agents and lenders party thereo.

Capitalized terms used but not otherwise defined herein shall have the respective meanings assigned to such terms in the Agreement, provided however that the Agreement is hereby amended so that each reference to the Facility A Agreement that is contained herein or contained in the Agreement shall in each case be deemed to be a reference to the Amended and Restated Facilty A Agreement.

Please find below an overview of the agreed to amendments.

Clauses 4, 5, 6, 9, 10, 13, 14, 16 and 17 of the Agreement (as amended by Amendment no 1 and no 2) is hereby deleted and replaced in its entirety by the following:

4. Facility Type:    Uncommitted, revolving, secured collateral pool credit facility.

It is understood that the Bank is under no obligation whatsoever to issue Documentary Credits or to countersign LOIs and retains the right at its sole and absolute discretion to accept or reject any drawing requested by the Borrower at its sole and absolute discretion, notwithstanding whether the Conditions Precedent and Subsequent (Annex 1) are fulfilled and whether or not an Event of Default has occurred.

5. Facility Purpose:
This Facility finances the purchase of Products by the Borrower from suppliers, destined for immediate resale or for transport to Panama, discharge into and storage in the storage facilities of Petroterminal de Panama and subsequent resale.

The Borrower intends to reimburse the Facility either:
(a) through drawings under Facility A; or
(b) the proceeds of receivables relating to the resale of Products.

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The Facility is available through:
(c) the issuance of letters of credit and standby letters of credit (collectively “Documentary Credits”) in favour of suppliers;
(d) countersignature of letters of indemnity (“LOI” as defined below) issued by the Borrower in favour of its buyers to which it sold Products or in favour of BNP Paribas New York Branch;
“LOI” shall mean the undertaking made by the Borrower, countersigned by the Bank, in favour of either
(i) a buyer to indemnify the same for all damages, losses and other costs such buyer may suffer arising from the fact that the Borrower is unable to timely deliver the relevant shipping documents to such buyer (the foregoing in order to induce the buyer to make payment for amounts due to the Borrower under the relevant sale contract); or
(ii) BNP Paribas New York Branch to indemnify the same for all damages, losses and other costs BNP Paribas New York Branch may suffer arising from the fact that the Borrower is unable to deliver the relevant shipping documents to BNP Paribas New York Branch (the foregoing in order to induce BNP Paribas New York Branch to approve a corresponding drawing under Facility A as per Section 5(a) above).
The Bank will only countersign a LOI if the relevant shipping documents are subject to a Documentary Credit issued by the Bank and will be presented to the Bank by the beneficiary.

6. Facility Amount:
The aggregate amount in principal, interest and commission outstanding (“Outstanding Amount”) under the Facility may not exceed USD 150,000,000 (United States Dollars one hundred and fifty million), the amount being decided and set by the Bank at its entire discretion and subject to modification at any moment without specific prior written notification nor justification. Further, (A) the Outstanding Amount, taken together with all amounts outstanding with respect to Facility A, may not exceed the lesser of (i) $700,000,000, or (ii) the amount of the Collateral Pool, and (B) pursuant to Section 9(e) of the Combined Facilities Intercreditor Agreement, upon any change in the “Maximum Availability Amount” (as such term is defined in the Facility A Credit Agreement) under the Facility A Credit Agreement pursuant to Section 2.04(a) of the Facility A Credit Agreement, the availability hereunder shall be immediately and automatically amended to reflect a “Facility B Maximum Amount” (as such term is defined in the Facility A Credit Agreement) in accordance with Section 2.04(a) of the Facility A Credit, but in each case subject increases in the amount hereunder consented to and approved in accordance Section 2.04(b) of the Facility A Credit. Notwithstanding the foregoing, the availability hereunder shall not exceed $150,000,000 without the consent of the Bank.

To determine the Outstanding Amount hereunder:

(a) Documentary Credits are accounted for at the Banks net liability to the beneficiary, calculated on a daily basis (in particular owing to the impact of price fluctuation clauses contained in the Documentary Credit); and
(b) LOI are accounted for at US$ 1 each.

9. Availability Period:	The Bank will not issue any Documentary Credit or LOI after the Expiration Date, unless extended by mutual agreement.

10. Conditions         Issuance of any Documentary Credit or countersignature of a LOI is subject to:
Precedent and
Subsequent: (a) completion of the General and Specific Conditions Precedent as per Annex 1; and

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(b) delivery of a Collateral Pool Report evidencing that the Obligations (as defined in the Facility A Agreement) and all outstanding obligations hereunder (including contingent obligations) are not greater than the value of Collateral Pool.

13. Repayment and Amounts paid by the Bank under Documentary Credits or LOI are due for reimbursement
Maturity: by the Borrower the same value day.

14. Final Maturity:	The Banks' liabilities under all Documentary Credits and LOI must be reduced to zero (or cash collateral as determined by the Bank must be provided) latest on Expiration Date, unless extended.

16. Event of Default:    If:
(a) any amount due under this Agreement is not paid at its maturity; or
(b) the Borrower breaches any material obligation hereunder or contained in any Security Agreement; or
(c) any material provision of this Agreement and in the Security Agreements is or becomes invalid, illegal or unenforceable in any respect under the law of any applicable jurisdiction; or
(d) the Borrower fails to provide any documents listed in the section Condition Subsequent upon reasonable request from the Bank; or
(e) an Event of Default has occurred under the Facility A Agreement; or
(f) Any representation or warranty by the Borrower made or deemed made herein or which is contained in any certificate or document prepared by the Borrower (including any Collateral Pool Report or schedule or attachment thereto), is false or misleading in any material respect on or as of the date made or deemed made;
then
(1) the Borrower shall:
procure that the liabilities and obligations of the Bank under all Documentary Credits and LOI are immediately reduced to zero and/or provide cash collateral within 1 Business Day from the receipt of the written demand in an amount specified by the Bank (up to the aggregate Face Amount of the Documentary Credits and LOI then outstanding);

and (2) the Bank shall be entitled to enforce its rights over the shipping documents (and apply the proceeds of such per the terms of the Combined Facilities Intercreditor Agreement and the Swap Lender Intercreditor Agreement to the outstanding amounts under this Facility and Facility A).

In the event that any amount payable hereunder is not paid within 2 Business Days after being due, then the Bank has the right to claim from the Borrower penalty interest on such amounts outstanding at a rate of 5% per annum.

17. Sub-participation    The Bank may, without the consent of the Borrower, enter into risk participation

and Assignment:	arrangements, and/or grant a sub-participation to certain banks (“Participants”) in respect of this Facility.

The Bank will disclose to the Borrower the identity of each Participant and its share in the Facility.

The Borrower acknowledges that each issuance of a Documentary Credit or LOI or countersignature of LOI may be subject to prior approval of all such Participants, and accordingly such issuance may only occur at the earliest 24 hours (during business hours) after delivery of a suitable request for the Documentary Credit (as determined by the Bank) to such Participants.

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The Bank may, with the consent of the Borrower in the event an Event of Default has not occurred and is continuing, assign all or any of its rights and benefits under the Facility, or transfer all or any of its rights, benefits and obligations under the Facility to any other person or insure its risks under the Facility.

The Bank may, without the consent of the Borrower in the event an Event of Default has occurred and is continuing assign all or any of its rights and benefits under the Facility or transfer all or any of its rights, benefits and obligations under the Facility to any other person or insure its risks under the Facility.

For the above purposes, the Bank (and BNP Paribas New York Branch) may fully disclose and exchange any and all information and documentation in respect of this Facility and Facility A (including but not limited to the regular Collateral Pool Reports under Facility A) with potential Participants and assignees and the Borrower releases the Bank and BNP Paribas New York Branch from all applicable banking secrecy and any other confidentiality obligations as relating to such disclosures and exchanges with prospective participants and assignees.

2. Other terms and conditions of the Agreement, Amendment no 1 and Amendment no 2
Except as expressly modified by this Amendment no 3, the terms and provisions set forth in the Agreement, Amendment no 1 and Amendment no 2 remain unchanged and in full force and effect..

3. Applicable Law and Jurisdiction
The Facility, the Agreement, Amendment no 1, Amendment no 2 and this Amendment no 3 are governed by and construed in accordance with Swiss law.
The exclusive jurisdiction shall be the courts of the canton of Geneva, Switzerland, provided that the Bank may at its discretion bring proceedings before any United States federal court located in the State of New York.

Multifiduciaire Genève SA, Carrefour de Rive 1, Case postale 3369, 1211 Genève 3 Switzerland, Attn: Rachel Chieffo, (Tél: 022 / 718 41 19, Fax: 022 / 786 58 90), continues to act as the Borrower's process agent (Zustellungsbevollmächtigter) in Switzerland (the “Swiss Process Agent”) for all communication from any courts and insolvency officials in relation to any and all legal and/or enforcement proceedings arising out of or in connection with this Amendment no 3, the Agreement, Amendment no 1 and Amendment no 2. Furthermore, the Borrower undertakes to immediately appoint a successor Swiss Process Agent in case of a resignation of the Swiss Process Agent, it being understood and agreed that a resignation of the Swiss Process Agent may only become effective upon due appointment of a successor Swiss Process Agent.

The Bank may decline to issue any Documentary Credit or LOI at any time for any reason whatsoever without there being the need for the Bank to justify such refusal. Accordingly, the Borrower hereby covenants and agrees that it will not at any time rely on the availability of a Documentary Credit or LOI under the Facility. Equally, the Borrower will not rely on a clean track record of fully approved drawing requests.

We kindly ask you to confirm you agreement with this Amendment no 3 and the terms and provisions set forth herein by signing and returning to us the enclosed copy of the same.
This Amendment no 3 may be executed in any number of counterparts, and this has the same effect as if the signatures on such counterparts were on a single instrument.
Meanwhile, we remain,

Execution Copy

Yours sincerely,
BNP PARIBAS (SUISSE) SA, as Lender,
as Administrative Agent, and as Collateral Agent
Date: 11 10 11

By: /s/ B. LE GOFF Name: B. Le Goff Title:	By: /s/ P. EBERHARDT Name: P. Eberhardt Title:

We agree to the foregoing
For and on behalf of Tesoro Panama Company, S.A.:

Date:
/s/TRACY D. JACKSON
Name: Tracy D. Jackson
Title: Vice President and Treasurer

We acknowledge:

For and on behalf of BNP Paribas, New York Branch:

Date:
/s/ MATTHEW L. ROSETTI                     /s/ JANET KOEHNE
Name:    Matthew L. Rosetti                        Name:Janet Koehne
Title:    Director                                Title: Director